United States Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

Federated Municipal Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]       Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

____________________________________________________________

2)       Form, Schedule or Registration Statement No.:

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3)       Filing Party:

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4)       Date Filed:

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FEDERATED NEW YORK MUNICIPAL INCOME FUND

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

Important proxy voting material is ready for your action.

Click here to vote now via ProxyVote.com

Vote By
 November 26, 2017 11:59 PM ET

Control Number: 0123456789012345

Important

Materials

  Proxy Statement

  Summary Prospectus

(c)1997 - 2017 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
All other registered marks belong to their respective owners.
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SPECIMEN

FEDERATED FUNDS

2017 Special Meeting

November 27, 2017

Important proxy voting material is ready for your action.

Three Ways to Vote

Now via ProxyVote

Vote By
 November 26, 2017 11:59 PM ET

At the Meeting

By Phone 1.800.454.8683

Control Number: 0123456789012345

Account Number 3456789012345678901

Important

Materials

  Proxy Statement

  Summary Prospectus

For holders as of September 28,2017

CUSIP: 313923401

(c)1997 - 2017 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association.

All other registered marks belong to their respective owners.
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Draft - Solicitation Script

Federated New York Municipal Income Fund

Meeting Date: November 27, 2017

Toll Free Number: 833-501-4834

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Federated New York Municipal Income Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Federated New York Municipal Income Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled for November 27, 2017. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Federated New York Municipal Income Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on November 27, 2017. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Federated New York Municipal Income Fund. Due to the lack of shareholder participation, the special meeting of shareholders originally scheduled for November 27, 2017 has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended that shareholders vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 833-501-4834.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the board for all your accounts?

If they don’t want proposal reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-501-4834.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Federated New York Municipal Income Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on November 27, 2017.

Your vote is very important. The board has recommended that shareholders vote FOR the proposal. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4834 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Federated New York Municipal Income Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on November 27, 2017.

Your vote is very important. The board has recommended that shareholders vote FOR the proposal. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4834 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.